EXHIBIT 10.23

EXECUTION COPY

FEDERAL AGRICULTURAL
MORTGAGE CORPORATION

CFC ADVANTAGE, LLC

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION

REGISTRATION RIGHTS AGREEMENT SERIES 2007-1

Dated as of February 15, 2007

TABLE OF CONTENTS

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REGISTRATION RIGHTS AGREEMENT, dated as of February 15, 2007 between FEDERAL AGRICULTURAL MORTGAGE CORPORATION, a federally-chartered instrumentality of the United States and an institution of the Farm Credit System (“Farmer Mac”), CFC ADVANTAGE, LLC, a limited liability company existing under the laws of the State of Delaware (the “Depositor”), and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a cooperative association existing under the laws of the District of Columbia (“CFC”).

RECITALS

WHEREAS, the Depositor wishes to cause Series 2007-1 Rural Utilities Trust, a grantor trust (the “Issuer”) to deliver the Certificates, and Farmer Mac wishes to purchase such Certificates, all on the terms and subject to the conditions set forth in the Certificate Purchase Agreement dated as of the date hereof by and among Farmer Mac, the Depositor and CFC (the “Certificate Purchase Agreement”); and

WHEREAS, Farmer Mac wishes to have the right to resell the Class A Certificates from time to time, including in a public offering registered under the Securities Act of 1933 (the “Act”);

NOW, THEREFORE, Farmer Mac, the Depositor and CFC agree as follows:

ARTICLE I
Definitions

SECTION 1.01.   Definitions.  Capitalized terms used herein and not defined herein shall have the meanings given to those terms in the Certificate Purchase Agreement.

ARTICLE II
Registration and Sale

SECTION 2.01.   Registration Request.  Under the conditions described herein, Farmer Mac may request the Depositor (such request, a “Registration Request”) to effect the registration under the Act of the issuance of Exchange Certificates (as defined below) in an amount set forth in the Registration Request and to deliver such Exchange Certificates to Farmer Mac in exchange for an equal amount of the Certificates (the “Sale Certificates”), and the sale by Farmer Mac of the Exchange Certificates.

SECTION 2.02.   Registration.

(a)           Upon receipt of a Registration Request, the Depositor shall be obligated to file a registration statement under the Act for the registration (the “Registration”) of such principal amount of Exchange Certificates (as defined below) as set forth in the Registration Request, registering the exchange by the Depositor with Farmer Mac of the Exchange Certificates for the Sale Certificates and the sale of the Exchange Certificates by Farmer Mac.  The Depositor shall use its reasonable best efforts to cause such registration statement to become effective within 180 days of receipt of the Registration Request.

(b)           As used herein, “Exchange Certificates” shall mean the Certificates delivered by the Issuer under the Master Agreement and the Issue Supplement having terms identical to the Sale Certificates except that they will be without the transfer restrictions set forth in Section 3.03(c) of the Master Agreement (other than the transfer restrictions set forth in the last paragraph of Section 3.03 of the Master Agreement), will be payable to the registered holder, available in denominations of $1,000 and integral multiples thereof and, to the extent the Master Agreement and Issue Supplement are required to be qualified under the Trust Indenture Act, will contain any terms required in order for the Master Agreement as supplemented by the Issue Supplement to be so qualified.

(c)           Periods of Effectiveness.  The Depositor agrees to keep the Registration Statement effective, and to update as necessary (including by incorporation by reference) any prospectus included in the Registration Statement, until the later of the completion of the distribution of the Exchange Certificates and 45 days after the Registration Statement has become effective.  The 45-day period provided in the preceding sentence, and the 180-day period provided in Section 2.02(a), shall be suspended during any Blackout Period as defined in Section 2.06 hereof.

SECTION 2.03.   Expenses.  Farmer Mac shall be responsible for the following expenses in connection with the Registration:  the SEC filing fee for the Registration Statement; the fees and expenses of its counsel, if any; the costs of having the Exchange Certificates rated; the underwriting commissions and discounts of its underwriters for the sale of the Exchange Certificates, if any; the reasonable fees and expenses of the Depositor’s and CFC’s counsel, if any; the reasonable fees and expenses of the Depositor’s and CFC’s auditors, if any; and the printing costs of the prospectus, if any.

SECTION 2.04.   Conditions.  The right of Farmer Mac to make a Registration Request shall be subject to the following conditions:

(a)           Farmer Mac can issue no more than one Registration Request with respect to the Certificates;

(b)           Farmer Mac shall provide all information (such as the plan of distribution) reasonably required by the Depositor to be included in the registration statement that relates to Farmer Mac’s sale of the Exchange Certificates;

(c)           If the sale of the Exchange Certificates by Farmer Mac is proposed to be by underwriters, then the firm or firms acting as underwriters for the offering will be subject to reasonable approval by CFC; and

(d)           The Issuer is not required to be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a result of the issuance of the Registration Request or the sale by Farmer Mac of Exchange Certificates pursuant to a Registration Statement.

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SECTION 2.05.   Rating.  If, in connection with the Registration Request and the sale of the Exchange Certificates by Farmer Mac, Farmer Mac requests that some or all of the Exchange Certificates be rated by one or more rating agencies, then, to the extent, if any, that such rating by any rating agency is conditioned upon the furnishing of documents or information or the taking of reasonable actions by the Depositor or CFC, each shall furnish such documents or information and take such reasonable actions; provided, that, without limiting the generality of the foregoing, for purposes of this Section 2.05, “reasonable action” shall not include any change in the structure of the transactions contemplated by the Certificate Documents, any material change in the servicing obligations of the Master Servicer or any requirement to obtain credit enhancement in respect of the Exchange Certificates.

SECTION 2.06.   Blackout Periods.  The Depositor shall have no obligation to cause the Registration Statement to become or to remain effective, and Farmer Mac agrees that it will not sell any Exchange Certificates, during any period or periods (which may not exceed 45 continuous days or 90 days in any calendar year) during which CFC has reasonably determined that it is not appropriate for Rural Utilities MBS Program Certificates to be sold pursuant to a Registration Statement; provided that CFC shall not during any such period be selling for its own account any debt securities registered under the Act (each such period, a “Blackout Period”).

ARTICLE III
Miscellaneous

SECTION 3.01.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA, TO THE EXTENT APPLICABLE.

SECTION 3.02.   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.02.

SECTION 3.03.   Notices.  All notices and other communications hereunder to be made to any party shall be in writing and shall be addressed as specified in Schedule I attached hereto as appropriate.  The address, telephone number or facsimile number for any party may be changed at any time and from time to time upon written notice given by such changing party to the other parties hereto.  A properly addressed notice or other communication shall be deemed to have been delivered at the time it is sent by facsimile (fax) transmission to the party or parties to which it is given.

SECTION 3.04.   Benefit of Agreement.  This Agreement shall become effective when it shall have been executed by Farmer Mac, the Depositor and CFC, and thereafter shall be binding upon and inure to the respective benefit of the parties and their permitted successors and assigns.

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SECTION 3.05.   Amendments and Waivers.

(a)           No provision of this Agreement may be amended or modified except pursuant to an agreement in writing entered into by Farmer Mac, the Depositor and CFC.  No provision of this Agreement may be waived except in writing by the party or parties receiving the benefit of and under such provision.

(b)           No failure or delay of Farmer Mac, the Depositor or CFC in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  No waiver of any provision of this Agreement or consent to any departure by Farmer Mac, the Depositor or CFC therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph (a) of this Section 3.05, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on Farmer Mac, the Depositor or CFC in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

SECTION 3.06.   Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 3.07.   Severability.  If any term or provision of this Agreement or any Certificate Document or the application thereof to any circumstance shall in any jurisdiction and to any extent, be invalid or unenforceable, such term or such provision shall be ineffective as to such jurisdiction to the extent of such invalidity or enforceability without invalidating or rendering unenforceable any remaining terms or provisions of such Certificate Document or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, all as of the day and year first above written.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By

Name:
Title:

CFC ADVANTAGE, LLC

By

Name:
Title:

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By

Name:
Title:

[Signature Page to Series 2007-1 Registration Rights Agreement]

SCHEDULE I

Addresses for Notices

The addresses referred to in Section 3.03 hereof, for purposes of delivering communications and notices, are as follows:

If to Farmer Mac:

Federal Agricultural Mortgage Corporation 1133 21st Street, N.W., Suite 600 Washington, DC 20036 Fax: 202-872-7713 Attention of: Nancy E. Corsiglia, Chief Financial Officer

With a copy to:

Federal Agricultural Mortgage Corporation 1133 21st Street, N.W., Suite 600 Washington, DC 20036 Fax: 202-872-7713 Attention of: Jerome G. Oslick, Vice President - General Counsel

If to CFC:

National Rural Utilities Cooperative Finance Corporation 2201 Cooperative Way Herndon, VA 20171-3025 Telephone: 703-709-6718 Fax: 703-709-6819 Attention of: Steven L. Lilly, Chief Financial Officer

With a copy to:

National Rural Utilities Cooperative Finance Corporation 2201 Cooperative Way Herndon, VA 20171-3025 Telephone: 703-709-6712 Fax: 703-709-6811 Attention of: John J. List, Esq., General Counsel

If to Depositor:

CFC Advantage, LLC 2201 Cooperative Way Herndon, VA 20171-3025 Telephone: 703-709-6712 Fax: 703-709-6811 Attention of: John J. List